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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) February 15, 2005


                                 AEARO COMPANY I
             (Exact Name of Registrant as Specified in Its Charter)




     Delaware               333-116676                     13-3840456
(State or Other      (Commission File Number)  (IRS Employer Identification No.)
Jurisdiction of
 Incorporation)

5457 W. 79th Street
Indianapolis, Indiana
(Address of Principal                                     75082
Executive Offices)                                     (Zip Code)


                                 (317) 692-6666
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02  Results of Operations and Financial Condition


On February 15, 2005, Aearo Company I announced its results of operations for the three months ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 9.01  Financial Statements and Exhibits



(c)  Exhibits


99.1  Press release dated February 15, 2005 of Aearo Company I.









                                   SIGNATURES









Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated: February 15, 2005     AEARO COMPANY I
                             By:         /s/Jeffrey S. Kulka
                             Name:       Jeffrey S. Kulka
                             Title:      Senior Vice President, Chief Financial
                                                           Officer and Secretary